                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Aquapro Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                               AQUAPRO CORPORATION
                         105 BONNABROOK DRIVE, SUITE 202
                           HERMITAGE, TENNESSEE 37076

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 16, 1998

                             ----------------------

TO THE SHAREHOLDERS OF AQUAPRO CORPORATION:

       The annual meeting of the shareholders of AquaPro Corporation (the "Company") will be held at 147 Highway 82 East, Indianola, Mississippi, on November 16, 1998 at 10:30 A.M. for the following purposes:

       1.     To elect a Board of Directors for the Company.

       2. To approve and ratify the selection of Ernst & Young LLP as independent public accountants ("auditors") for the Company for the fiscal years ending June 30, 1998 and 1999.

       3. To transact such other business as may properly come before the meeting or any adjournment thereof.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF EACH ITEM LISTED ON THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.

       Shareholders of record at the close of business on October 9, 1998, are the only persons entitled to notice of and to vote at the meeting.

       Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE COMPANY FURTHER SOLICITATION EXPENSE. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Proxy Statement in the section entitled "ANNUAL MEETING OF SHAREHOLDERS - November 16, 1998." A return envelope is enclosed for your convenience.


Hermitage, Tennessee
October 9, 1998
                                                 /s/ George S. Hastings, Jr.
                                                -------------------------------
                                                George S. Hastings, Jr.
                                                President

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                    ----------------------------------------

                                 PROXY STATEMENT

                    ----------------------------------------


                               AQUAPRO CORPORATION
                         105 BONNABROOK DRIVE, SUITE 202
                           HERMITAGE, TENNESSEE 37076


               ANNUAL MEETING OF SHAREHOLDERS - NOVEMBER 16, 1998


         The enclosed Proxy is solicited by the Board of Directors of AQUAPRO CORPORATION (the "Company") in connection with the annual meeting of shareholders of the Company to be held on November 16, 1998, and at any adjournments thereof. The cost of solicitation, including the cost of preparing and mailing the Notice of Annual Meeting of Shareholders and this Proxy Statement, will be paid by the Company. Such mailing took place on approximately October 16, 1998. Representatives of the Company, without cost to the Company, will solicit Proxies for the management of the Company by means of mail, telephone and/or personal calls.

         A Proxy with respect to the Company may be revoked before the meeting by giving written notice of revocation to the Secretary of the Company, or may be revoked at the annual meeting, prior to voting. Unless revoked, properly executed Proxies with respect to the Company will be voted as indicated in this Proxy Statement. In instances where choices are specified by the shareholders in the Proxy, those Proxies will be voted or the vote will be withheld in accordance with each shareholder's choice. An "abstention" on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the annual meeting with respect to the proposal on which the abstention is noted. Abstentions will be counted as a vote "against" such proposal, except in the case of the election of directors where an abstention will not be counted as a vote and will not affect the outcome of the election. Should any other matters come before the annual meeting, it is the intention of the persons named as proxies in the enclosed Proxy to act upon them according to their best judgment.

         Only shareholders of record at the close of business on October 9, 1998 may vote at the annual meeting or any adjournments thereof. As of that date the Company had issued and outstanding 4,818,354 shares of its no par value common stock held by approximately 1,700 shareholders of record. Each shareholder of the Company is entitled to one vote for each share of the Company held. Voting for the election of directors is not cumulative, which means that the holders of a majority of the Company's outstanding shares have the power to elect the entire Board of Directors of the Company. None of the matters to be presented at the annual meeting will entitle any shareholder of the Company to appraisal rights. The presence, in person or by proxy, of the holders of a majority of the Common Stock of the

Company is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual meeting, a majority of the votes represented at the meeting may adjourn the Annual meeting from time to time without notice other than announcement until a quorum is present or represented. In the event that Proxies sufficient to constitute a quorum at the Annual Meeting of Shareholders are not received by the close of business on November 15, 1998, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of Proxies. The persons named as proxies will vote in favor of such adjournment if they are instructed to vote for Proposal 1 or Proposal 2 of the Notice of Annual Meeting of Shareholders.

                      VOTING SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of September 9, 1998, by each person or entity who is known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, the beneficial ownership by each Officer, Director, and the beneficial ownership of all Directors and Officers as a group:


                                                   Amount and Nature of
             Name & Position                       Beneficial Ownership
         Officers and Directors                Number of Common Shares(%)(1)
         ----------------------                -----------------------------
    George S. Hastings, Jr.                     596,822(2)(3)        (11.43%)
    President, Chief Executive Officer and
    Chairman of the Board

    Kenneth Ostebo                                 None                 --
    Director

    Roger Daley                                  64,373(3)            (1.23%)
    Director

    Joseph F. Duncan, Sr.                        35,933(4)            (0.69%)
    Director

    All officers and directors as a group        697,128             (13.35%)
    (four persons)


----------------

(1) In accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), Common Shares which are not outstanding but which are subject to vested options, warrants, rights or conversion privileges have been deemed to be outstanding for the purpose of computing the percentage of outstanding Common Shares owned by the individual having such right, but have not been deemed outstanding for the purpose of computing the percentage for any other person.

         The number of Common Shares owned by each person equals the Common Shares outstanding beneficially owned plus Common Shares issuable to the beneficial holder upon the exercise of the rights, warrants and/or options deemed to be outstanding.

         The total number of Common Shares outstanding is 4,818,354 as of June 9, 1998. The total number of options outstanding is 403,000 as of such date. Accordingly, the total number of outstanding Common Shares considered outstanding for purposes of computing the above percentages is 5,221,354.

(2) Includes the following Common Shares, warrants and options held of record by Mr. Hastings: 220,822 Common Shares and 376,000 Common Shares issuable upon the exercise of 364,000 Compensatory Options and 12,000 Director Options.

(3) Includes 55,373 Common Shares held of record and 9,000 Common Shares issuable upon the exercise of Director Options.

(4) Includes 23,993 Common Shares held of record and 12,000 Common Shares issuable upon the exercise of Director Options.

-------------------

EXECUTIVE COMPENSATION

         The following table sets forth remuneration to be paid by the Company and/or its subsidiaries to its Chief Executive Officer and to its other highly compensated executive officers of which there are none whose annual salary and bonus exceeds $100,000.



                           Summary Compensation Table

                                    Annual Compensation                  Long-term Compensation
                                    -------------------                  ----------------------
     Name and                                                        Value of            Securities
 Principal Position           Year      Salary       Bonus     Restricted Stock(2)  Underlying Options(3)
 ------------------           ----      ------       -----     -------------------  ---------------------
 George S. Hastings, Jr.      1998      $70,558     $15,616           $19,500              223,000
 Chief Executive Officer      1997(1)    59,250       7,798            46,875               51,000
                              1996      118,500      28,000            46,875               51,000


----------------------

(1)      A transitional six-month fiscal year.

(2) Shares issuable on April 1, but subject to 2-year vesting whereby shares will be lost if employee voluntarily terminates employment or is terminated for cause before the vesting period ends. Shares were valued at $3.13 per Share, which is 50% of the value of $6.25 for 1997 and 1996; shares valued at $1.63 which is 50% of the April 1, 1998 value of $3.25.

(3) Options are exercisable for a 7-year period commencing on the date of issuance of April 1 in 1997 and 1996 at a price of $6.25 per Common Share. Effective August 18, 1998, all options issued prior to 1998 were repriced by the Compensation Committee of the Board of Directors at $2.00 per Common Share, of which Mr. Hastings holds for a total of 153,000 shares. The options issued in 1998 are exercisable for 7-year periods commencing on April 1, 1998 at $3.25 per Common Share (39,000 shares), May 15, 1998 at $3.13 per Common Share (84,000 shares), and May 27, 1998 at $2.84 per Common Share (100,000 shares).
         See discussion below.

----------------------

         The following table sets forth certain information regarding stock options and warrants granted to each named Executive Officer by reason of their employment during the Company's 1998 fiscal year.

                        Option/Warrant Grants in 1998(a)

                                              Individual Grants
                         -----------------------------------------------------------

                            Number of Securities             % of Total
                                 Underlying              Options/Warrants      Exercise or Base    Expiration
   Name                   Options/Warrants Granted      Grants to Employees    Price ($/Share)        Date
   ----                   ------------------------        in Fiscal Year       ---------------        ----
                                                          --------------
George S. Hastings, Jr.            223,000                    89.2%             $2.84 to $3.25      5/26/2005


         The following table sets forth the value of all unexercised employee stock options and Director Options held by the Named Executive Officers as of June 30, 1998.

                    Aggregated Option and Warrant Value Table

                                         Number of Securities               Value of Unexercised
                                     Underlying Unexercised Options         In-the-Money Options
                                     ------------------------------         --------------------

        Name                          Exercisable/Unexercisable(1)        Exercisable/Unexercisable
        ----                          ----------------------------        -------------------------

        George S. Hastings, Jr.                376,000/None                      None/None(1)

------------------

(1) No Options are in-the-money based on the value of the Company's Common Stock which, as of September 9, 1998, is $1.00 per Common Share based on the closing price reported on the NASD Bulletin Board.

------------------

         EMPLOYMENT CONTRACTS. The Company has a written employment agreement with Mr. George Hastings. Pursuant to this agreement, he receives a base salary of $150,000 per annum. In addition, Mr. Hastings is entitled to awards of restricted stock, stock options, medical insurance coverage and to such annual bonus compensation as determined by the Board of Directors. The award of any bonus compensation, however, is dependent on the achievement of certain performance levels by the Company, including growth in funds from operations and/or water acres under management. The stock options awarded pursuant to such employment contract is exercisable for a term of seven years at an exercise price equal to the fair market value on such date and are exercisable upon issuance. The employment agreement has an initial three-year term and is automatically extended for an additional year at the end of each year of the agreement, subject to the right of the Company to terminate the contract for cause upon notice or voluntarily by giving at least three months' prior written notice and the payment of severance payment equal to three years of compensation.

         ADJUSTMENT OF EXECUTIVE COMPENSATION. At July 1997, Mr. and Ms. Hastings were being paid a combined annual salary on a biweekly basis of $237,000 per annum, which, under their respective employment contracts, they agreed to divide equally between themselves. Mr. Hastings, in addition, received $12,000 annually as a "car allowance." Sometime prior to July 1, 1997, Mr. Hastings agreed to reduce his salary to $1 annually until the Company's performance improved. During the months of August 1997 through January 1998 (a period of six months), Mr. and Ms. Hastings were paid biweekly on an annual basis of $87,000 which they split 50/50.

         It was also agreed to by the Board's compensation committee that Mr. Hastings would be issued options to buy the Company's stock not to exceed 200,000 shares annually. These options would be issued quarterly at the rate of 50,000 options and would be priced at the same price the preferred stock of the Company converts to common stock in 1998. On May 27, 1998, the Company's Preferred Stock converted to common stock at the price of $2.837 per share. Accordingly, Mr. Hastings was issued 7-year options to purchase 100,000 shares at $2.837 for his six month period of reduced salary.

         At the end of January 1998, in connection with their divorce, Ms. Hastings resigned as an Officer and Director of the Company. Also, Mr. Hastings received all of the stock grants and options previously issued to Ms. Hastings. The Board agreed to continue to pay $87,000 in salary to Mr. Hastings. Additionally, Mr. Hastings was granted by the compensation committee additional options to be issued quarterly. The first quarter ended on May 15, 1998 and Mr. Hastings was issued 7-year options to buy 84,000 shares at the closing market price of $3.125 on that date. This arrangement superceded the 50,000 shares per quarter that was in effect August 1997 through January 1998.

         The Company has outstanding 7-year options to purchase stock at $6.25 per share that were issued 1995 to 1997 (174,000 shares). On August 18, 1998, the compensation committee recommended and the Board approved that all of the options previously issued at $6.25 per share be repriced at $2.00 per share.

         EXPLANATION OF LONG-TERM COMPENSATION. Under Mr. Hastings employment contract, he is entitled to receive issuances of Restricted Stock in the amounts stated. Thus, total stock of up to approximately 3% of the total outstanding may be issued each year. Also, under his employment contract, Mr. Hastings is awarded stock options in the amount stated entitling the holder to purchase shares at a price of $6.25 per share. These options are for a term of seven years.

         COMPENSATION OF DIRECTORS. The Company pays its outside Directors an annual retainer of $1,000 each September; $500 for each meeting attended in person and $250 for each telephonic meeting. The Company also reimburses each outside Director for his or her out-of-pocket expenses incurred in connection with attending meetings. In addition, the Company annually awards each Director (including Directors who are officers of the Company) options for the purchase of 3,000 Common Shares (the "Director Options"). The Director Options have a term of seven years and are exercisable at a price equal to the fair market value of the Common Shares on the date of issuance. These options have a term of seven years.

         STOCK OPTION PLAN. The shareholders have approved and authorized a stock option plan for officers, directors, employees and consultants to the Company. The Plan is designed to comply with Rule 16b-3 under the 1934 Act. The purpose of the stock option plan is to encourage stock ownership by current and future officers, directors, employees and consultants to the Company, and certain other persons judged by the committee who would administer the plan to be instrumental to the success of the Company, and to give such persons a greater personal interest in the Company achieving continued growth and success. The stock option plan would be administered by persons who are "disinterested persons" within the meaning of paragraph (c)(2) of Rule 16b-3. The Plan has not yet been approved by the Board and has not yet been implemented.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In October 1995, the Company became sole owner of American Fisheries and Circle Creek AquaCulture, Inc. ("Circle Creek"). Mr. Hastings and Ms. Patricia G. Hastings, the former spouse of Mr. Hastings, were the sole owners of American Fisheries and the Company's other wholly owned subsidiary corporation, Circle Creek at the time of their acquisition. Mr. Hastings and Ms. Hastings owned a total of 112,834 Common Shares of the Company following the Company's acquisition of American Fisheries and Circle Creek. In connection with the Company's acquisition of American Fisheries and Circle Creek, Mr. Hastings and Ms. Hastings, assigned all of their right and title to the economic interest of the general partner in each of the Circle Creek Partnerships to the Company.

         Pursuant to certain consolidation transactions on December 31, 1995 (the "Prior Consolidation"), the Company acquired all of the assets and liabilities of Circle Creek AquaCulture I, L.P. ("CCA I"), Circle Creek AquaCulture II, L.P. ("CCA II"), Circle Creek AquaCulture III, L.P. ("CCA
III"), and Circle Creek AquaCulture IV, L.P. ("CCA IV"). Pursuant to such transaction, Mr. Hastings and Ms. Hastings received 4,275 units of Common Stock and Common Stock purchase rights from the Company in exchange for their limited partnership interest in these partnerships on the same basis as the other limited partners. In addition, Mr. Hastings and Ms. Hastings received 8,638 such units in cancellation of $86,380 of debt owing to them by these partnerships.

                       FINANCIAL STATEMENTS OF THE COMPANY

         The Financial Statements of the Company for the years ended June 30, 1998 and 1997 are included with this Proxy Statement.

                               RECENT DEVELOPMENTS

         CHANGE OF FISCAL YEAR. The Company has determined to change its fiscal year to June 30. The Company will institute this change prior to June 30, 1997 and, accordingly, the Company will have a transition period (short year) of six
(6) months ending June 30, 1997. Thereafter, the Company's fiscal year will commence each July 1st and end each June 30. Management believes the change in fiscal year will allow its accounting period to better reflect operations during the normal catfish aquaculture business cycle and thus more accurately reflect the Company's performance in its business segment.

         PERSONNEL. Mr. Eric P. Braschwitz resigned as an officer and Director of the Company effective September 19, 1998. On January 19, 1998, Ms. Patricia
G. Hastings resigned as an officer and Director of the Company. On May 4, 1998, the Board appointed Kenneth Ostebo to serve as a Director of the Company to fill the vacancy created by Ms. Hastings' resignation.

                 ELECTION OF DIRECTORS, APPROVAL OF STOCK OPTION
                  PLAN AND APPROVAL OF INDEPENDENT ACCOUNTANTS

         At the annual meeting, the shareholders of the Company will, pursuant to the following proposals, be asked to elect a board of directors (Proposal 1), and to approve the Company's Independent Accountants (Proposal 2).

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         It is intended that the enclosed Proxy will be voted for the election of the four (4) persons named below as directors for the Company unless such authority has been withheld in the respective Proxy. The term of office of each person elected to be a director of the Company will be until the next regular or special meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and qualified.

         There are four (4) nominees to the Board of Directors, George S. Hastings, Jr., Roger Daley, Joseph Duncan, Sr., and Kenneth Ostebo. The management of the Company ("Management") has no current intention of nominating an additional candidate at the annual meeting, but may later determine to do so. Each of the nominees has stated that if elected, he or she will serve as a director of the Company.

         Set forth below is a description of the business and employment background of each of the nominees to the Company's Board of Directors.

                  George S. Hastings, Jr. has been involved in the catfish aquaculture industry since 1986. Mr. Hastings has sponsored eight previous catfish farming programs, including the Partnerships. Mr. Hastings has substantial experience in all levels of catfish farm management. Mr. Hastings serves as an officer and director of the Company's wholly-owned subsidiaries, American Fisheries and Circle Creek, the predecessor of which he co-founded in 1983. From 1976 through 1983, Mr. Hastings worked in various capacities for Advanced Financial Planning Corporation in Nashville, Tennessee, a financial planning firm emphasizing the formation and sale of real estate investment programs. Mr. Hastings received his B.S. Degree in Finance with a minor in accounting from the University of Tennessee and holds a J.D. Degree from the University of Tennessee College of Law. Mr. Hastings has been a member of the State Bar of Tennessee and the U.S. Tax Court since 1976.

                  Roger A. Daley, age 74, has agreed to serve as a Director of the Company effective September 16, 1996. Prior to his retirement in 1986, Mr. Daley served as General Manager and President of the Knoxville News Sentinel, which he first joined as an advertising sales representative in 1946. During his service with the News Sentinel, the newspaper expanded five times and became agent for the Knoxville Journal. Daley has also served as a guest consultant on business and marketing for Taiwan and West Germany.

         Mr. Daley served as a charter member of and is past president of the Knoxville Sales Executives Club and the Greater Knoxville Advertising Club. He received the Printer Ink "Man of the Year" award. He was a charter member and served on the Board of the Better Business Bureau. Mr. Daley has also served as a member of the American Newspaper Publishers Association and of the Southern Newspaper Publishers Association, for which he served on several committees and for three years on that Board. In addition Mr. Daley has served in various capacities for numerous charitable and civic organizations, including service on the Executive Council of the United Fund, as a past president of the Tourist Bureau and as vice president of the Chamber of Commerce.

                  Joseph Duncan, Sr. has been elected and has served as a Director since December 30, 1995. Mr. Duncan previously served as chairman of the board of Security Alarms & Services Inc. ("SAS") until it was acquired by National Guardian Services Corporation. Prior to that time, SAS was the largest independently-owned, full-line security company in the Central South United States, specializing in burglar and fire alarm systems, access control and security guard services. Mr. Duncan is past president of the National Burglar & Fire Alarm Association, and served as a member of the board of directors of that trade association for fourteen years. In addition, Mr. Duncan served as a board member or advisor to a number of national and regional trade associations including the National Council of Investigation & Security Services, the Central Station Alarm Association, and the Tennessee Burglar & First Alarm Association. Mr. Duncan became a shareholder of the Company pursuant to the Prior Consolidation and is also an investor in Circle Creek V.

                  Kenneth Ostebo was appointed a Director of the Company effective May 4, 1998. From 1994 to the present, Mr. Ostebo has been Chief Executive Officer for Ocean Edge, Inc., a commercial fishing and marketing company. Mr. Ostebo has 21 years experience in the seafood industry and has developed expertise in introducing lesser known products into the marketplace. In 1982, he established new markets for secondary seafood items and brought them to a national level. Mr. Ostebo then started a company using the same processing principles and product development and spent two years on research and development of a new seafood product which ultimately gained national acceptance. Mr. Ostebo has expertise in taking a new product from its inception to target markets to consumer awareness and selling these products on both domestic and international levels.

         Assuming a quorum is present at the Annual Meeting, the four (4) nominees receiving the greater number of votes cast by the Common Stock of the Company will be elected as directors. In voting for directors, you must vote all of your shares noncumulatively. This means that the owners of a majority of the Company's outstanding shares have the power to elect the Company's entire Board of Directors. The vote of a majority of shares of the Company represented at the meeting, provided at least a quorum is represented in person or by proxy, is sufficient for the election of the above nominees to the Company's Board of Directors. By completing the proxy, you give the proxy the right to vote for the persons named in the table above. If you elect to withhold authority for any individual nominee or nominees, you may do so by making an "X" in the box marked "FOR", and by striking a line through the nominees' name or names on the proxy, as further explained on the proxy itself.

         Each of the nominees has agreed to serve as a director of the Company until his replacement is elected and qualified. If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of a substitute or substitutes selected by the Board. In no event, however, can the proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxies will vote for the election of each nominee to serve as a director of the Company.

CURRENT DIRECTORS

         Pertinent information regarding each of the Company's current directors is set forth above and in the following table:


                                                             Director of the Company
           Name and Age                     Position         (or Predecessor) Since
           ------------                     --------         ----------------------
           George S. Hastings, Jr.      Chairman of the               1983
           Age 50                       Board, Chief
                                        Executive Officer,
                                        President

           Roger Daley*                 Director                      1996
           Age 75

           Joseph Duncan, Sr.*          Director                      1995
           Age 69

           Kenneth Ostebo               Director                      1998
           Age 41

----------------

*        Independent (outside) director.

         None of the persons named are directors of any Reporting Companies ("Reporting Companies"), including companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), or subject to the requirements of Section 15(d) of the 1934 Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

----------------

ADDITIONAL INFORMATION ABOUT THE BOARD OF DIRECTORS

         BOARD MEETINGS. The majority of the present or former Directors attended all of the meetings of the Board during the year ended June 30, 1998, to the extent they served on the Board of Directors at the time of such meetings. There were a total of three Board meetings held during such period. The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. All functions of the Board of Directors were attended to by the Board as a whole during 1996.

         COMMITTEES OF DIRECTORS. The Directors have established an Audit Committee, an Executive Committee and an Executive Compensation Committee. Each Committee would consist of at least two Directors. Messrs. Daley and Duncan serve on the Audit Committee which must consist of Directors who are not executive officers of the Company ("Non-Officer Directors"). Among its other duties, the Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent accountants, reviews the independence of the independent accountants, considers the range of audit and non-audit fees, and reviews the adequacy of the Company's internal accounting controls.

         Mr. Hastings and Mr. Duncan serve on the Executive Committee which must consist of at least two directors. Subject to the Company's conflict of interest policies, the Executive Committee has been granted the authority to acquire and dispose of real property and to borrow or loan funds on behalf of the Company provided, however, that any such transaction involving amounts equal to ten percent or more of the Company's gross assets would require the approval of at least a majority of the Directors, subject to certain further restrictions set forth in the Company's Bylaws. The Executive Committee also has the power to authorize on behalf of the full Board of Directors the execution of certain contracts and agreements, including those related to the borrowing of money by the Company.

         Messrs. Daley and Duncan serve on the Executive Compensation Committee which must be comprised of at least two directors, a majority of which must be Non-Officer Directors. The Executive Compensation Committee determines compensation for the Company's executive officers, subject to full Board approval.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO ELECT EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY.

                                   PROPOSAL 2

                                 RATIFICATION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         At the annual meeting, the shareholders of the Company will be asked to ratify the selection of the accounting firm of Ernst & Young LLP as the Company's independent public accountants.

         At the annual meeting, the shareholders of the Company will be asked to ratify the selection of Ernst & Young LLP to be the Company's independent public accountants for the fiscal years ended June 30, 1998 and 1999. Ernst & Young LLP has served as the Company's independent public accountants since 1994. Ernst & Young LLP has no direct or indirect material financial interest in the Company, other than the receipt of fees for services to the Company. Management does not expect representatives of Ernst & Young LLP to be present at the annual shareholders meeting. The selection of Ernst & Young LLP to be the Company's independent public accountants for the fiscal years ended June 30, 1998 and 1999, has been approved by a majority of the Company's Board of Directors.

         SHAREHOLDER APPROVAL. The vote of a majority of the shares of the Company represented at the meeting, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy, is sufficient for the ratification of the selection of the independent public accountants.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY VOTE IN FAVOR OF THE PROPOSAL. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL VOTE IN FAVOR OF THE PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                                  OTHER MATTERS

         Management does not intend to present any business at the annual meeting not mentioned in this Proxy Statement, and currently knows of no other business to be presented. If any other matters are brought before the annual meeting, the appointed proxies will vote all Proxies on such matters in accordance with their judgment of the best interests of the Company.

                              SHAREHOLDER PROPOSALS

         Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's next Annual Meeting of Shareholders must be received by the Company no later than June 5, 1999 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.


Dated: October 9, 1998                 /s/ George S. Hastings, Jr.
                                       ----------------------------------------
                                       George S. Hastings, Jr.
                                       Chairman and Chief Executive Officer

================================================================================

                                      PROXY

================================================================================

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF


                               AQUAPRO CORPORATION


               ANNUAL MEETING OF SHAREHOLDERS - NOVEMBER 16, 1998


         The undersigned shareholder of AQUAPRO CORPORATION, a Tennessee corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement for the Annual Meeting of Shareholders to be held on November 16, 1998, at 10:30 A.M., Central Standard Time, at 147 Highway 82 East, Indianola, Mississippi, and hereby appoints George S. Hastings, Jr. and Joseph Duncan, Sr., and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at said Annual Meeting and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

         EITHER OF SUCH ATTORNEYS OR THEIR SUBSTITUTES HAS AND MAY EXERCISE ALL OF THE POWERS OF SAID ATTORNEYS-IN-FACT HEREUNDER.


                               [SEE REVERSE SIDE]

                    ----------------------------------------

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X]  Please mark votes as in this example.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1 THROUGH 3, INCLUSIVE, BELOW, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

1.  ELECTION OF DIRECTORS   NOMINEES: G.S. Hastings, Jr., R. Daley,
                                      J. Duncan, Jr., K. Ostebo

    [ ]  VOTE FOR ALL  [ ]  VOTE IS WITHHELD    [ ]  VOTE FOR EACH NOMINEE WHOSE
         NOMINEES           FROM ALL NOMINEES        NAME IS NOT LINED OUT

(INSTRUCTION: YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, BY STRIKING A LINE THROUGH THE NOMINEE'S NAME ABOVE.)

2. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP, AS THE INDEPENDENT AUDITORS FOR THE COMPANY FOR THE YEARS ENDED JUNE 30, 1998, AND 1999.

    [ ]  FOR              [ ]  AGAINST                 [ ]   ABSTAIN

Note: This Proposal has been approved and is proposed by the Board of Directors of the Corporation.


3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

    [ ]  FOR              [ ]  AGAINST                 [ ]   ABSTAIN

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INSTRUCTIONS ABOVE. IN THE ABSENCE OF SUCH INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS NAMED IN THE PROXY STATEMENT AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSON(S) VOTING THE PROXY WITH RESPECT TO ANY OTHER BUSINESS MATTER PROPERLY BEFORE THE MEETING, INCLUDING APPROVAL OF THE MINUTES OF THE PRIOR MEETING NOT AMOUNTING TO A RATIFICATION OF ACTIONS TAKEN AT THAT MEETING, ELECTION OF ANY PERSON TO AN OFFICE FOR WHICH A BONA FIDE NOMINEE IS NAMED IN THE EVENT THE NAMED NOMINEE IS UNABLE TO SERVE, AND APPROVAL OF PROPOSALS PROPERLY OMITTED FROM THIS PROXY OR MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

     The undersigned acknowledges receipt of the Notice of the aforesaid Annual Meeting and the Proxy Statement accompanying the same, each dated October ___, 1998.


                            Print Name
    ---------------                           --------------------------------
    Number of Shares
                            Signature
                                              --------------------------------

                            Street Address
                                              --------------------------------

                            City and State
                                              --------------------------------

                            Dated
                                              --------------------------------

IMPORTANT: Please date this proxy and sign your name exactly as it appears hereon. If there is more than one owner, each should sign. When signing as an agent, administrator, executor, guardian or trustee, please indicate your title as such. If executed by a corporation, this proxy should be signed in the corporate name by a duly authorized officer who should indicate his title.

        PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.